EXHIBIT 10.5

TERM LOAN NOTE

$500,000	November 3, 2010
Northbrook, Illinois

FOR VALUE RECEIVED, the undersigned, PHOENIX FOOTWEAR GROUP, INC., a Delaware corporation (“Phoenix”), PENOBSCOT SHOE COMPANY, a Maine corporation (“Penobscot”), and H.S. TRASK & CO., a Montana corporation (“Trask”; Phoenix, Penobscot and Trask are individually and/or collectively referred to as the “Borrower”), hereby, jointly and severally, promise to pay to the order of GIBRALTAR BUSINESS CAPITAL, LLC, a Delaware limited liability company (together with its successors and assigns, the “Lender”), at its office at 60 Revere Drive, Suite 840, Northbrook, Illinois 60022 or at such other place as the holder hereof may designate in writing, in lawful money of the United States of America, the principal sum of Five Hundred Thousand Dollars ($500,000), or such lesser principal sum as may then be owed by the Borrower to the Lender hereunder, on or before the Stated Maturity Date (as defined in the Loan Agreement (as defined below)).

THE INDEBTEDNESS EVIDENCED HEREBY SHALL BECOME IMMEDIATELY DUE AND PAYABLE UPON THE EARLIEST TO OCCUR OF (X) THE STATED MATURITY DATE; (Y) THE ACCELERATION OF THE LIABILITIES (AS DEFINED IN THE LOAN AND SECURITY AGREEMENT OF EVEN DATE HEREWITH AMONG THE BORROWER, GIBRALTAR BUSINESS CAPITAL, LLC (THE “AGENT”), THE LENDER AND THE LENDER PARTIES THERETO (AS AMENDED OR MODIFIED FROM TIME TO TIME, THE “LOAN AGREEMENT”) PURSUANT TO SECTION 10.2 OF THE LOAN AGREEMENT; AND (Z) THE TERMINATION OF THE LOAN AGREEMENT (WHETHER BY PREPAYMENT OR OTHERWISE) IN ACCORDANCE WITH ITS TERMS. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

This Term Loan Note shall bear interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until the Stated Maturity Date, or until maturity due to acceleration or otherwise and, after maturity, until paid, at the rates per annum and upon the terms specified in the Loan Agreement. Accrued interest on the Term Loan (as defined in the Loan Agreement) shall be due and payable and shall be made by the Borrower to the Agent for the benefit of the Lenders in accordance with the Loan Agreement. Interest payments on such Term Loan shall be computed using the interest rate then in effect pursuant to the Loan Agreement and based on the outstanding principal balance of the Term Loan. Upon maturity, the outstanding principal balance of the Term Loan shall be immediately due and jointly and severally payable, together with any remaining accrued interest thereon.

All payments on account of indebtedness evidenced by this Term Loan Note shall be first applied to interest on the unpaid balance and the remainder to principal, unless otherwise specified in the Loan Agreement. Payments of both principal and interest hereunder are to be made in same day or immediately available funds.

This Term Loan Note is the Term Loan Note referred to in the Loan Agreement, and is subject to all of the terms and conditions of the Loan Agreement, as such Loan Agreement may from time to time be amended, supplemented, or modified, which terms and conditions are hereby made a part of this Term Loan Note to the same extent and with the same force and effect as if they were fully set forth herein.

Upon the occurrence or existence of any Event of Default (as such term is defined in the Loan Agreement), this Note may be accelerated the Agent may take such other actions as may be provided for in the Loan Agreement, any Financing Agreement (as defined in the Loan Agreement) or otherwise by law.

The remedies of the Agent as provided in this Term Loan Note, in the Loan Agreement, and in any other Financing Agreement shall be cumulative and concurrent, and may be pursued singly, successively, or together against the Borrower, and/or against any collateral or guarantor, at the sole discretion of the Agent.

The Borrower hereby waives presentment for payment, demand, notice of nonpayment, notice of dishonor, protest of any dishonor, notice of protest, and protest of this Term Loan Note and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Term Loan Note, and agrees that its liability shall be unconditional without regard to the liability of any other party or person and shall not in any manner be affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the holder hereof; and the Borrower agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to the Borrower or affecting the Borrower’s liability hereunder.

It being the intent of the Lender and the Borrower that the rate of interest and all other charges to the Borrower be lawful, if for any reason the payment of a portion of the interest or other charges otherwise required to be paid under this Term Loan Note would exceed the limit which the Lender may lawfully charge the Borrower, then the obligation to pay interest or other charges shall automatically be reduced to such limit and, if any amounts in excess of such limit shall have been paid, then such amounts shall at the option of the Lender either be refunded to the Borrower or credited to the principal amount of this Term Loan Note so that under no circumstances shall the interest or other charges required to be paid by the Borrower hereunder exceed the maximum rate allowed by law.

The holder hereof shall not by any act of omission or commission be deemed to waive any of its rights or remedies hereunder unless such waiver be in writing and signed by the holder hereof (and then only to the extent specifically set forth therein and as permitted by the Loan Agreement). A waiver of any one event shall not be construed as continuing or as a bar to or waiver of such right or remedy on a subsequent event.

Whenever possible, each provision of this Term Loan Note and the Loan Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Term Loan Note or the Loan Agreement shall be prohibited or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions of this Term Loan Note or the Loan Agreement.

This Term Loan Note shall not be amended, supplemented or modified except as provided in the Loan Agreement.

Without limiting the expansiveness of any similar provision contained in the Loan Agreement, if at any time or times, Lender: (a) employs counsel in good faith for advice or other representation (i) with respect to this Term Loan Note, the Loan Agreement, any of the other Financing Agreements or any collateral securing this Term Loan Note, (ii) to represent Lender in any restructuring, workout, litigation, contest, dispute, suit or proceeding or to commence, defend or intervene or to take any other action in or with respect to any litigation, contest, dispute or proceeding (whether instituted by Lender, Borrower or any other person or entity) in any way or respect relating to this Term Loan Note, the Loan Agreement, any of the other Financing Agreements, any collateral securing this Term Loan Note or Borrower’s affairs, or (iii) to enforce any rights of Lender against Borrower; (b) takes any action to protect, collect, sell, liquidate or otherwise dispose of any collateral securing this Term Loan Note; and/or (c) attempts to or enforces any of Lender’s rights and remedies against Borrower; the costs and expenses incurred by Lender in any manner or way with respect to the foregoing shall be part of the indebtedness evidenced by this Term Loan Note, payable by Borrower to Lender on demand. Without limiting the generality of the foregoing, such expenses and costs include: court costs, reasonable attorneys’ fees and expenses, and accountants’ fees and expenses.

Payment of this Term Loan Note is secured pursuant to the Loan Agreement and certain of the Financing Agreements.

The Borrower shall use the proceeds represented by this Term Loan Note solely for proper business purposes, and consistently with all applicable laws and statutes. The Borrower further covenants with the Lender that the Borrower is not in the business of extending credit for the purpose of purchasing or carrying margin security (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds represented by this Term Loan Note will be used to purchase or carry any margin securities or to extend credit to others for the purpose of purchasing or carrying any margin securities.

This Term Loan Note shall inure to the benefit of Lender and its successors and permitted assigns as provided in the Loan Agreement and shall be binding upon the Borrower and its successors and permitted assigns. As used herein the term “Lender” shall mean and include the successors and permitted assigns of the identified payee and the holder or holders of this Term Loan Note from time to time.

THIS TERM LOAN NOTE SHALL BE CONSTRUED IN ALL RESPECTS IN ACCORDANCE WITH, AND ENFORCED AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY:

SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS NOTE AND THE OTHER FINANCING AGREEMENTS TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF ILLINOIS AND APPELLATE COURTS FROM ANY THEREOF;

CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME; AND

THE BORROWER (AND THE LENDER) HEREBY IRREVOCABLY AND KNOWINGLY WAIVE (TO THE FULLEST EXTENT PERMITTED BY LAW) ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING (INCLUDING, WITHOUT LIMITATION, ANY COUNTERCLAIM) ARISING OUT OF THIS TERM LOAN NOTE, ANY OF THE FINANCING AGREEMENTS OR ANY OTHER AGREEMENTS OR TRANSACTIONS RELATED HERETO OR THERETO, INCLUDING, WITHOUT LIMITATION, ANY ACTION OR PROCEEDING (A) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS TERM LOAN NOTE OR ANY INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, OR (B) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS TERM LOAN NOTE AND THE FINANCING AGREEMENTS. THE LENDER AND THE BORROWER AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY.

[Signature Page Follows]

IN WITNESS WHEREOF, the Borrower has caused this Term Loan Note to be duly executed by its authorized officer as of the date first above written.

PHOENIX FOOTWEAR GROUP, INC.

By:	/s/ James Riedman
Name: James Riedman
Its: Chief Executive Officer

H.S. TRASK & CO.

By:	/s/ James Riedman
Name: James Riedman
Its: Chief Executive Officer

PENOBSCOT SHOE COMPANY

By:	/s/ James Riedman
Name: James Riedman
Its: Chief Executive Officer

Term Loan Note